UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2017 (May 18, 2017)

Global Medical REIT Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-37815	46-4757266
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4800 Montgomery Lane, Suite 450

Bethesda, MD

20814

(Address of Principal Executive Offices)

(Zip Code)

(202) 524-6851

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders of Global Medical REIT Inc. (the “Company”) held on May 18, 2017, the stockholders: (i) elected the nine nominated directors and (ii) ratified the appointment of MaloneyBailey, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017. The full results of the matters voted on at the annual meeting of stockholders are set forth below:

Proposal 1 — Election of Directors:

Nominee for Director	For	Withheld	Broker Non-Votes
David A. Young	7,052,389	636,561	6,784,214
Jeffrey Busch	6,900,740	788,210	6,784,214
Henry Cole	6,881,873	807,077	6,784,214
Matthew L. Cypher, Ph. D.	7,152,499	536,451	6,784,214
Kurt R. Harrington	7,529,029	159,921	6,784,214
Zhang Jingguo	5,749,790	1,939,160	6,784,214
Ronald Marston	7,185,499	503,451	6,784,214
Dr. Roscoe Moore	7,182,999	505,951	6,784,214
Zhang Huiqi	5,744,884	1,944,066	6,784,214

Proposal 2 — Ratification of Appointment of Independent Registered Public Accounting Firm:

For	Against	Abstain	Broker Non-Votes
14,386,680	26,384	60,100	*

*	No broker non-votes arose in connection with Proposal 2 due to the fact that the matter was considered “routine” under New York Stock Exchange rules.

Item 7.01. Regulation FD Disclosure.

On May 23, 2017, the Company issued a press release announcing the appointment of current board member, Henry Cole, as lead independent director. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in Exhibit 99.1 referenced in Item 9.01 below is being “furnished” and, as such, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document filed by the Company pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statement and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press release issued May 23, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Medical REIT Inc.

By:	/s/ Jamie A. Barber
Jamie A. Barber
Secretary and General Counsel

Dated: May 23, 2017